Exhibit (a)(10)
MATERIAL INCOME TAX CONSEQUENCES FOR ELIGIBLE OPTIONEES SUBJECT TO
TAXATION OUTSIDE THE UNITED STATES

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN CANADA
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Canada. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Amendment of Option. It is not clear whether your tender of your Eligible Option and its amendment to increase the exercise price per share to the Adjusted Exercise Price determined for that option will be a taxable event.
Cancellation and Grant of New Options. It is not clear whether the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. It is not clear whether the deferral or 50% deduction rules will apply to the option. Broadcom will withhold all applicable income and social security taxes with respect to such income.
Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.
Cash Payment. The Cash Payment will be subject to income tax and social security taxes. Broadcom will withhold all applicable taxes and you will receive the portion of the Cash Payment net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN INDIA
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in India. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.
Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.
Cancellation and Grant of New Options. It is not clear whether the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. Broadcom will withhold all applicable income and social security taxes with respect to such income.
Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.
Cash Payment. The Cash Payment will be subject to income tax and social security taxes. Broadcom will withhold all applicable taxes and you will receive the portion of the Cash Payment net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN JAPAN
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Japan. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.
Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.
Cancellation and Grant of New Options. It is not clear whether the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. Broadcom will not withhold any income or social security taxes with respect to such income. You must directly pay all applicable taxes.
Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.
Cash Payment. The Cash Payment will be subject to income tax and social security taxes. You will be responsible for directly paying the applicable taxes.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN THE NETHERLANDS
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in the Netherlands. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Amendment of Option. It is possible that your tender of your Eligible Option and the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option is a taxable event.
Cancellation and Grant of New Options. The cancellation of a tendered Eligible Option and the grant of a New Option in replacement may be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. Broadcom will withhold all applicable income and social security taxes with respect to such income.
Sale of Acquired Shares. You should not be subject to tax on the subsequent sale of the acquired shares.
Cash Payment. The Cash Payment will be subject to income tax and social security taxes. Broadcom will withhold all applicable taxes and you will receive the portion of the Cash Payment net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN PEOPLE’S REPUBLIC OF CHINA
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in the People’s Republic of China. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.
Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.
Cancellation and Grant of New Options. It is not clear whether the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. Broadcom will withhold all applicable any income and social security taxes with respect to such income.
Sale of Acquired Shares. You should not be subject to tax on the subsequent sale of the acquired shares.
Cash Payment. The Cash Payment will be subject to income tax and social security taxes. Broadcom will withhold all applicable taxes and you will receive the Cash Payment net of such amounts.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN SINGAPORE
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Singapore. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.
Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.
Cancellation and Grant of New Options. It is unlikely that the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. Broadcom will report the income but will not withhold any income or social security taxes with respect to such income. You must directly pay all applicable taxes.
Sale of Acquired Shares. You should not be subject to tax on the subsequent sale of the acquired shares.
Cash Payment. The Cash Payment will be subject to income tax and social security taxes. You will be responsible for directly paying the applicable taxes.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN SOUTH KOREA
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in South Korea. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.
Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.
Cancellation and Grant of New Options. It is unlikely that the cancellation of a tendered Eligible Option and the grant of a New Option in replacement will be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. Broadcom will not withhold any income or social security taxes with respect to such income. You must directly pay all applicable taxes.
Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.
Cash Payment. The Cash Payment will be subject to income tax and social security taxes. You will be responsible for directly paying all applicable taxes.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN TAIWAN
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in Taiwan. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.
Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.
Cancellation and Grant of New Options. The cancellation of a tendered Eligible Option and the grant of a New Option in replacement should not be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. Broadcom will report the income but will not withhold any income or social security taxes with respect to such income. You must directly pay all applicable taxes.
Sale of Acquired Shares. You should not be subject to tax on the subsequent sale of the acquired shares.
Cash Payment. The Cash Payment will be subject to income tax and social security taxes. You will be responsible for directly paying all applicable taxes.

MATERIAL INCOME TAX CONSEQUENCES FOR INDIVIDUALS SUBJECT TO
TAXATION IN THE UNITED KINGDOM
The following is a general summary of the income tax consequences under current law applicable to the amendment of the Eligible Options and the payment of the Cash Payments or the cancellation of tendered options and the grant of New Options in replacement for those individuals who are subject to taxation in the United Kingdom. This summary is only intended to alert you to some of the material tax consequences you may want to consider in making your decision about the Offer. It does not discuss all of the tax consequences that may be relevant to you in your particular circumstances, nor is it intended to apply to all option holders. It also does not address any state, provincial or other local law, any wealth tax, or the treatment of any dividends. In addition, you should note that tax laws change frequently and occasionally on a retroactive basis. Because you are also subject to taxation in the United States, you may have additional or different tax consequences from those described below.
We recommend that you consult with your tax advisor with respect to the tax consequences of your participation in the Offer, as the tax consequences to you depend on your individual tax situation.
Acceptance of Offer. If you tender your Eligible Option, you should not recognize taxable income at the time of your tender.
Amendment of Option. You should not be subject to income tax at the time of the amendment of your Eligible Option to increase the exercise price per share to the Adjusted Exercise Price determined for that option.
Cancellation and Grant of New Options. The cancellation of a tendered Eligible Option and the grant of a New Option in replacement should not be a taxable event.
Option Exercise. When you exercise your Amended Option or New Option, you will recognize taxable income in an amount equal to the difference between the fair market value of the purchased shares on the exercise date and the exercise price paid for those shares. Broadcom will withhold all applicable income taxes and employee national insurance contributions with respect to such income. In addition, to the extent provided in the terms of your Eligible Option and/or any joint election you have entered into, you will be required to pay all employer national insurance contributions with respect to this income.
Sale of Acquired Shares. The subsequent sale of the acquired shares may result in taxable capital gain.
Cash Payment. The Cash Payment will be subject to income tax and employee national insurance contributions. Broadcom will withhold all applicable taxes and contributions and you will receive the Cash Payment net of such amounts.